UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 6, 2007
                                                             -------------


                    SUNWIN INTERNATIONAL NEUTRACEUTICALS,INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                           033-10456              56-2416925
  ----------------                  -----------------        ------------------
 (State or other jurisdiction       (Commission File         (IRS Employer File
     of incorporation)                   Number)             Identification No.)




                  6 Youpeng Road, Qufu, Shandong, China 273100
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (86) 537-4424999



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01         Other Events.

On June 6, 2007, Sunwin Stevia International Corp., a wholly owned subsidiary of the Registrant, issued a press release announcing that management believes the events highlighted in the Wall Street Journal on May 31, 2007 entitled "Coke, Cargill Aim For a Shake-Up in Sweeteners" will have a far reaching, positive impact on the future of stevia throughout the world.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits

         Exhibit 99.1: Copy of press release dated June 6, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.



Date:  June 6, 2007                       By:   /s/ Dongdong Lin
                                               --------------------------
                                                Dongdong Lin
                                                Chief Executive Officer

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